SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 1998



                            S & K FAMOUS BRANDS, INC.
      ...................................................................
             (Exact name of registrant as specified in its charter)


          Virginia                       0-11682                 54-0845694
 ............................        ................         ...................
(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)


     11100 West Broad Street, P. O. Box 31800, Richmond, Virginia 23294-1800
     .......................................................................
                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (804) 346-2500
                                                       ..............

                                 Not Applicable
               ...................................................
               Former name, former address and former fiscal year,
                         if changed since last report.

ITEM 5.  OTHER EVENTS

      On November 30, 1998, S&K Famous Brands, Inc. (the "Company") announced that the Board of Directors of the Company had authorized the repurchase of up to $2.5 million of the Company's common stock in the open market or in privately negotiated transactions. A copy of the press release announcing this stock repurchase authorization is filed as an exhibit to this Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      Exhibits.

        99.1  Press release of S&K Famous Brands, Inc., dated November 30, 1998



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         S & K FAMOUS BRANDS, INC.
                                                         (Registrant)



Date:  December 1, 1998                   /s/ Robert E. Knowles
                                         ------------------------------------
                                         Robert E. Knowles
                                         Executive Vice President,
                                         Chief Financial Officer,
                                         Secretary and Treasurer
                                         (Principal Financial Officer)


Date:  December 1, 1998                   /s/ Janet L. Jorgensen
                                         ------------------------------------
                                         Janet L. Jorgensen
                                         Vice President and Controller
                                         (Principal Accounting Officer)

                                INDEX TO EXHIBITS


99.1  Press release of S&K Famous Brands, Inc., dated November 30, 1998